UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2020

BARNES & NOBLE EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-37499	46-0599018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Mountainview Blvd., Basking Ridge, NJ 07920
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:		(908) 991-2665

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on which registered
Common Stock, $0.01 par value per share	BNED	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2020, Kanuj Malhotra submitted his resignation as an officer of Barnes & Noble Education, Inc. (the “Company”), effective as of November 30, 2020 (the “Resignation Date”), in conjunction with the consolidation and elimination of the roles of Executive Vice President, Corporate Development and President, Digital Student Solutions, previously held by Mr. Malhotra.

In connection with Mr. Malhotra’s resignation, the Company and Mr. Malhotra entered into a resignation letter agreement (the “Resignation Letter”). Pursuant to the terms of the Resignation Letter, effective November 30, 2020, Mr. Malhotra will receive, among other things, a lump sum payment of an amount equal to 1.0 times the sum of (i) his base salary ($550,000), (ii) his target annual bonus for the 2021 fiscal year ($550,000), and (iii) the aggregate dollar amount of the payments made or to be made in respect of employee benefits for eighteen months ($41,500), totaling $1,141,500 in the aggregate. In addition, subject to the terms and conditions of the Resignation Letter, including Mr. Malhotra’s cooperation in the transition of his responsibilities through the Resignation Date, the Company will pay Mr. Malhotra his target fiscal year 2021 second quarter target bonus of $99,000, in cash. As a condition to payment of all of the foregoing amounts, Mr. Malhotra will execute a release of claims in favor the Company and its affiliates following his termination of employment.

The foregoing summary of the Resignation Letter is not complete and is qualified in its entirety by reference to the full text of the Resignation Letter, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARNES & NOBLE EDUCATION, INC.

Date: November 12, 2020	By:	/s/ Michael C. Miller
	Name:	Michael C. Miller
	Title:	Chief Legal Officer and Executive Vice President, Corporate Affairs

BARNES & NOBLE EDUCATION, INC.

EXHIBIT INDEX

Exhibit No.	Description
10.1	Resignation Letter, dated November 9, 2020, between Barnes & Noble Education, Inc. and Kanuj Malhotra.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)